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                                                                   Exhibit 10.15

                    SECOND AMENDMENT TO CONSULTING AGREEMENT


This Second Amendment to Consulting Agreement (Second Amendment) dated February 1, 2003 (the Effective Date) is made between Abbott Realty Services, Inc., a Florida corporation (the Company) and William W. Abbott, Jr., an individual residing in the State of Florida (the Consultant).

WHEREAS, the Company and the Consultant are each parties to that certain Consulting Agreement dated September 30, 1998; and

WHEREAS, the Company and the Consultant amended the Consulting Agreement pursuant to the terms of that certain First Amendment to Consulting Agreement dated as of April 1, 2001( the Consulting Agreement and the First Amendment to Consulting Agreement are collectively referred to as the Consulting Agreement); and

WHEREAS, the Company and the Consultant again desire to amend the Consulting Agreement pursuant to the terms of this Second Amendment;

NOW,THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Consultant agree that, as of the Effective Date above, the Consulting Agreement is hereby amended as follows:


      1. Section 4 of the Consulting Agreement shall be amended by deleting the date April 1, 2003 and substituting the date April 1, 2004 therefore.

      2. Section 2(a) of the Consulting Agreement shall be amended by deleting the figure $125,000 in the first line and substituting the figure $75,000 therefore.

      3. Company and Consultant agree that, except as amended by this Second Amendment, the Consulting Agreement shall remain unchanged and in full force and effect.


                             Signatures on next page
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                                                                   Exhibit 10.15

In Witness Whereof, the Company and the Consultant have executed this Second Amended as of the Effective Date.



                                    ABBOTT REALTY SERVICES, INC.



                                    By: /s/ James S. Olin
                                       -----------------------------
                                          James S. Olin,
                                          Chief Executive Officer



                                     /s/ William W. Abbott, Jr.
                                    --------------------------------
                                          William W. Abbott, Jr.
                                          Consultant